EXHIBIT 10.38
                                                                   -------------


                               NINTH AMENDMENT TO
                     LINE OF CREDIT NOTE AND LOAN AGREEMENT

                                (LINE OF CREDIT)


Paragon Technologies, Inc., formerly
SI Handling Systems, Inc. and Ermanco Incorporated
600 Kuebler Road
Easton, Pennsylvania 18040
(Hereinafter referred to as "Borrower")

Wachovia Bank, National Association
702 Hamilton Street
Allentown, Pennsylvania 18101
(Hereinafter referred to as "Bank")

         THIS NINTH AMENDMENT TO LINE OF CREDIT NOTE AND LOAN AGREEMENT is entered into as of August 4, 2003 by and between Bank and Borrower.

                                    RECITALS

         Bank is the holder of a Line of Credit Note executed and delivered by Borrower, dated September 30, 1999, in the original principal amount of $6,000,000.00 (as amended, the "Note"); and certain other loan documents, including without limitation, a Loan Agreement, dated September 30, 1999 (as amended, the "Loan Agreement").

         Borrower desires to make a principal payment of $500,000.00 under Term Loan B dated June 5, 2003, as amended, and Borrower and Bank have agreed to modify the terms of the Note and the Loan Agreement in connection therewith.

         In consideration of the $500,000.00 principal payment under Term Loan B dated June 5, 2003, as amended, and Bank's continued extension of credit and the agreements contained herein, the parties agree as follows:

                                    AGREEMENT

ACKNOWLEDGMENT OF BALANCE. Borrower acknowledges that the most recent Commercial Loan Invoice sent to Borrower with respect to the Obligations under the Note is correct.

MODIFICATIONS.


1. The Loan Agreement is hereby modified by deleting the provision regarding Minimum Liquidity.

2. The Loan Agreement is hereby modified by amending the provision regarding the Subordinated Debt as follows:

         Subordinated Debt. At any time, Borrower may prepay indebtedness to former shareholders of Ermanco Incorporated (the "Subordinated Debt") so long as the outstanding principal amount of



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         the Subordinated Debt is not less than $1,500,000.00. Simultaneously with making a $500,000.00 payment of principal under Term Loan B dated June 5, 2003, as amended, Borrower may also make a principal payment of $500,000.00 under the Subordinated Debt. Thereafter, Borrower may make cash payments of interest only on the Subordinated Debt provided that (i) Borrower is in full compliance with all Financial Covenants as set forth herein, including without limitation, the Funds Flow Coverage Ratio set forth herein, and (ii) said payments do not cause to exist any condition or event which constitutes a Default (as defined in the Loan Documents) or any event which, upon the giving of notice or lapse of time or both, may become a Default. At any time after payment in full of the obligations under that Promissory Note (Term Loan B) dated June 5, 2003, Borrower may prepay all amounts of Subordinated Debt then or thereafter outstanding.

3. Attached hereto as Exhibit "A" is a revised Compliance Certificate which is hereby substituted for the prior Compliance Certificate in its place and stead.

IN WITNESS WHEREOF, Borrower and Bank, on the day and year first written above, have caused this Agreement to be executed under seal.

                                  PARAGON TECHNOLOGIES, INC.


                                  By:  /s/ William R. Johnson             (SEAL)
                                     -------------------------------------
                                       William R. Johnson, President


                                  ERMANCO INCORPORATED


                                  By:  /s/ Ronald J. Semanick             (SEAL)
                                     -------------------------------------
                                       Ronald J. Semanick, Treasurer


                                  WACHOVIA BANK, NATIONAL ASSOCIATION


                                  By:  /s/ Peter Gray                     (SEAL)
                                     -------------------------------------
                                       Peter Gray, Vice President

                                    Exhibit A
                        Quarterly Compliance Certificate
          Borrowers: Paragon Technologies, Inc. and Ermanco Incoporated
                             Account#______________

Wachovia Bank, National Association                      No.    ________________
702 Hamilton Street
Allentown, Pennsylvania 18101                            Date   ________________

I hereby certify that as of ___________ (the "effective date"), the Borrowers are in full and complete compliance with all terms, conditions and covenants contained in that certain Loan Agreement dated September 30, 1999, as amended, between First Union National Bank, now Wachovia Bank, National Association and the Borrowers and all Loan Documents as referenced therein, as amended, including without limitation, the following financial covenants:

1.       Funds Flow Coverage Ratio for the subject quarter is _________ to 1.00, calculated as follows:
                  Quarterly earnings before interest expense, taxes, depreciation, amortization and extraordinary gains (as defined by generally accepted
                  accounting principles) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $_______________
                  Minus quarterly earnings attributed to SI/BAKER  . . . . . . . . . . . . . . . . . . . . . . . . $_______________
                  Plus quarterly dividends distributed by SI/BAKER . . . . . . . . . . . . . . . . . . . . . . . . $_______________
         (a)      Total . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $_______________

                  Current maturity of long-term debt due and payable for subject quarter . . . . . . . . . . . . . $_______________
                  Quarterly interest expense . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $_______________
         (b)      Total . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . $_______________
                           (a) Divided by (b) = ________ to 1.00        [not less than 1.25 to 1.00]

2.       Total Liabilities to Net Worth Ratio is ________ to 1.00, calculated as follows:

         (a)      Total Assets. . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $_______________
         (b)      Total Liabilities (excluding subordinated debt). . . . . . . . . . . . . . . . . . . . . . . . . $_______________
         (c)      Net  Worth  (a  less b)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $_______________

         Total Liabilities (excluding subordinated debt) to Net Worth Ratio (b divided by c) is __________ to 1.00
                           [must be not more than 1.75 to 1.00]

3.       Current Ratio is __________ to 1.00, calculated as follows:

         (a)      Current Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $_______________
         (b)      Current Liabilities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $_______________
                           (a) Divided by (b) = ________ to 1.00 [must be not less than 1.20 to 1.00]

4.       Borrower's Aggregate Debt
                  Borrower's Outstanding Debt (List)
                  Obligations to Bank  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $_______________
                  Obligations to Other Institutional Lenders . . . . . . . . . . . . . . . . . . . . . . . . . . . $_______________
                  Obligations to Shareholders, Subsidiaries and Other Affiliates . . . . . . . . . . . . . . . . . $_______________
                  Capital Lease Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $_______________
                  Other  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $_______________
         (a)      Total Outstanding Obligations. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $_______________
                  Bank Obligations ($___________)
                  Subordinated Notes to former Ermanco shareholders ($__________)
                           [not to exceed $3,000,000.00]




         (b)      Total. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $_______________
                           (a) minus (b) = $________________
                           [not to exceed $400,000.00]


I hereby certify to the best of the undersigned's knowledge, information, and belief, this above financial information, as derived from each Borrower's accounting records, as true and correct in all material respects, and that no material adverse change in the financial condition of either Borrower has occurred since the effective date of this certification.

                                          PARAGON TECHNOLOGIES, INC.

                                          By:__________________________________
                                          Name:________________________________
                                          Title:_______________________________